EXHIBIT 21.1

SUBSIDIARIES OF THE COMPANY

Name	State of Incorporation	Names Under Which Subsidiary Does Business
Rush Truck Centers of Texas, L.P.	Texas

Houston Peterbilt, Inc.
Laredo Peterbilt, Inc.
Lufkin Peterbilt, Inc.
Rush GMC Truck Center of El Paso, Inc.
Rush Isuzu Trucks, Austin
Rush Medium Duty Truck Center, Dallas
Rush Peterbilt Truck Center, Abilene
Rush Peterbilt Truck Center, Alice
Rush Peterbilt Truck Center, Austin
Rush Peterbilt Truck Center, Dallas
Rush Peterbilt Truck Center, El Paso
Rush Peterbilt Truck Center, Fort Worth
Rush Peterbilt Truck Center, Houston
Rush Peterbilt Truck Center, Laredo
Rush Peterbilt Truck Center, Lufkin
Rush Peterbilt Truck Center, Pharr
Rush Peterbilt Truck Center, San Antonio
Rush Peterbilt Truck Center, Sealy
Rush Peterbilt Truck Center, Texarkana
Rush Peterbilt Truck Center, Tyler
Rush Truck Center
Rush Truck Center, Abilene
Rush Truck Center, Alice
Rush Truck Center, Austin
Rush Truck Center, Dallas
Rush Truck Center, El Paso
Rush Truck Center, Fort Worth
Rush Truck Center, Houston
Rush Truck Center, Laredo
Rush Truck Center, Lufkin
Rush Truck Center, Pharr
Rush Truck Center, San Antonio
Rush Truck Center, Sealy
Rush Truck Center, Texarkana
Rush Truck Center, Tyler
Rush Used Truck Center, Austin
Rush Crane and Refuse Systems International
San Antonio Peterbilt, Inc.
San Antonio Peterbilt-GMC Truck, Inc.
Translease
World Wide Tires

Rush Truck Centers of Oklahoma, Inc.	Delaware

Rush Peterbilt Truck Center, Ardmore
Rush Peterbilt Truck Center, Oklahoma City
Rush Peterbilt Truck Center, Tulsa
Rush Truck Center, Ardmore
Rush Truck Center, Oklahoma City
Rush Truck Center, Tulsa
Rush Volvo Truck Center, Oklahoma City
Rush Volvo Truck Center, Tulsa
Rush Used Truck Center, Tulsa

Rush Truck Rigging Perfection Equipment Perfection Truck Parts & Equipment, Oklahoma City Perfection Truck Parts & Equipment, Tulsa Translease Oklahoma Trucks, Inc. Tulsa Trucks, Inc.
Rush Truck Centers of California, Inc.	Delaware

Complete Rush Truck Centers
Rush Isuzu Trucks, Fontana
Rush Medium Duty Truck Center, Fontana
Rush Peterbilt Truck Center, Pico Rivera
Rush Truck Center, Pico Rivera
Rush Peterbilt Truck Center, Fontana
Rush Peterbilt Medium Duty Truck Center, Fontana
Rush Truck Center, Fontana
Rush Truck Center, Sylmar
Rush Peterbilt Truck Center, Sylmar
Rush Truck Center, Escondido
Rush Peterbilt Truck Center, Escondido
Rush Truck Center, El Centro
Rush Peterbilt Truck Center, El Centro
Rush Truck Center, San Diego
Rush Peterbilt Truck Center, San Diego

Rush Truck Centers of Florida, Inc.	Delaware

Rush Isuzu Trucks, Orlando
Rush Isuzu Trucks, Winter Garden
Rush Truck Center, Orlando
Rush Peterbilt Truck Center, Orlando
Rush Truck Center, Winter Garden
Rush Peterbilt Truck Center, Winter Garden
Rush Truck Center, Haines City
Rush Peterbilt Truck Center, Haines City
Rush Truck Center, Tampa
Rush Peterbilt Truck Center, Tampa

Rush Truck Centers of Tennessee, Inc.	Delaware	Rush Truck Center, Nashville Rush Peterbilt Truck Center, Nashville
Los Cuernos, Inc.	Delaware	Los Cuernos Ranch
International General Agency	Texas	None
Rush Administrative Services, Inc.	Delaware	None
AiRush, Inc.	Delaware	None
Rush Truck Leasing, Inc.	Delaware	Rush Crane Systems
Rush Truck Centers of Colorado, Inc.	Delaware	Rush Truck Centers, Inc. Rush Peterbilt Truck Center, Denver Rush Truck Center, Denver Rush Peterbilt Truck Center, Greeley Rush Truck Center, Greeley
Rush Truck Centers of Alabama, Inc.	Delaware	Rush Truck Center, Mobile Rush Peterbilt Truck Center, Mobile
Rush Truck Centers of Arizona, Inc.	Delaware

Rush Truck Center, Phoenix
Rush Peterbilt Truck Center, Phoenix
Rush Truck Center, Chandler
Rush Peterbilt Truck Center, Chandler
Rush Truck Center, Flagstaff
Rush Peterbilt Truck Center, Flagstaff
Rush Truck Center, Tucson
Rush Peterbilt Truck Center, Tucson

Rush Truck Center of New Mexico, Inc.	Delaware	Rush Truck Center, Albuquerque

Rush Peterbilt Truck Center, Albuquerque Rush Truck Center, Las Cruces Rush Peterbilt Truck Center, Las Cruces
Rush Truck Center of Albuquerque, Inc.	New Mexico	None
Rush GMC Truck Center of El Paso, Inc.	Delaware	None
Rush GMC Truck Center of Phoenix, Inc.	Delaware	None
Rush GMC Truck Center of San Diego, Inc.	Delaware	None
Rush GMC Truck Center of Tucson, Inc.	Delaware	None
Rush Equipment Centers of Texas, Inc.	Delaware	Rush Equipment Center, Houston Rush Equipment Rental Center, San Antonio
Rush Retail Centers, Inc.	Delaware	None
Rushtex, Inc.	Delaware	None
Rushco, Inc.	Delaware	None
Rush Accessories Corp.	Delaware	Chrome Country, Inc.